Subsequent Events	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a) On October 3, 2016, the Partnership entered into an agreement to acquire I.M. Skaugen SE’s (or Skaugen) 35% ownership interest in Skaugen Gulf Petchem Carriers B.S.C.(c) (or the Skaugen LPG Joint Venture) which owns the LPG carrier Norgas Sonoma. The Partnership entered into this transaction in exchange for a portion of past due amounts owed to the Partnership by Skaugen. The Skaugen LPG Joint Venture’s other shareholders include Nogaholding, which has a 35% ownership interest and Suffun Bahrain W.L.L., which has a 30% ownership interest.  The purchase and sale is subject to consent from the two other shareholders.

b) On October 5, 2016, the Partnership issued 5.0 million of its Series A Preferred Units at $25.00 per unit in a public offering for net proceeds of approximately $120.7 million. Distributions will be payable on the Series A Preferred Units at a rate of 9.0% per annum of the stated liquidation preference of $25.00. At any time on or after October 5, 2021, the Partnership may redeem the Series A Preferred Units, in whole or in part, at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions thereon to the date of redemption, whether or not declared. The Partnership expects to use the net proceeds from the public offering for general partnership purposes, which may include debt repayments or funding installment payments on future newbuilding deliveries. The Series A Preferred Units are listed on the New York Stock Exchange.

c) On October 28, 2016, the Partnership issued, in the Norwegian bond market, NOK 900 million in new senior unsecured bonds that mature in October 2021. The new bond issuance has an aggregate principal amount equivalent to approximately $110 million and all payments were swapped into a U.S. Dollar fixed-rate coupon of approximately 7.72%. In connection with the new bond issuance, the Partnership repurchased a portion of the Partnership’s NOK bonds maturing in May 2017, at a price equal to 101.50% of the principal amount of the repurchased bonds of NOK 292 million for a total purchase price of NOK 296 million. The Partnership intends to use the remaining proceeds of the new bond issuance for general partnership purposes, which may include funding of newbuilding installments. The Partnership will apply for listing of the new bonds on the Oslo Stock Exchange.

d) On November 16, 2016, the Partnership refinanced its $150 million revolving credit facility, which was scheduled to mature in 2016, with a new $170 million revolving credit facility maturing in November 2017.